                         CONNING MONEY MARKET PORTFOLIO



                              [LOGO OF CONNING]



                                  PROSPECTUS
                               November 6, 1999

 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of the Portfolio or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.

    Conning Money Market Portfolio                            Contents

     Risk/Return Summary
---------------------------------------
[GRAPHIC]
     1   Risk/Return Summary
     4   Additional Information on Risk

     Your Account
---------------------------------------
[GRAPHIC]
     5   Explanation of Sales Price
     5   How to Buy Shares
     5   How to Sell Shares
     6   Shareholder Services Fees
     6   General Transaction Policies

     Distributions and Taxes
---------------------------------------
[GRAPHIC]
     6   Dividends and Distributions
     6   Taxation

     Management of the Fund
---------------------------------------
[GRAPHIC]
     8   The Adviser
     8   The Sub-Adviser

     Financial Highlights
---------------------------------------
[GRAPHIC]
     9   Introduction
     9   Conning Money Market Portfolio

 Risk/Return Summary
                    [GRAPHIC]

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Money Market Instruments are short-term obligations issued by banks, corporations, the U.S. Government and state and local governments. Money market instruments purchased by the Portfolio must meet strict requirements as to investment quality, maturity and diversification. The Portfolio generally does not invest in securities with maturities of more than 397 days and the average maturity of all securities held by the Portfolio must be 90 days or less. Prior to purchasing a money market instrument for the Portfolio, the Portfolio's sub-adviser must determine that the instrument carries very little credit risk.
--------------------------------------------------------------------------------
                Investment Objective

                The investment objective of the Conning Money Market Portfolio (the "Portfolio") is to seek current income with liquidity and stability of principal.

                The investment objective of the Portfolio, which is an investment portfolio of Mercantile Mutual Funds, Inc. (the "Fund"), can be changed by the Fund's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

                Principal Investment Strategies

                The Portfolio invests substantially all (but not less than 80%) of its total assets in a broad range of U.S. dollar-denominated money market instruments, including commercial paper, notes and bonds issued by U.S. and foreign corporations, obligations issued by the U.S. Government and its agencies and instrumentalities, and obligations issued by U.S. and foreign banks, such as certificates of deposit, letters of credit, bankers' acceptances and time deposits.

                The Portfolio will only buy a money market instrument if it has the highest short-term rating from at least two nationally recognized statistical rating organizations, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or only one such rating if only one organization has rated the instrument. If the money market instrument is not rated, the Portfolio's sub-adviser must determine that it is of comparable quality to eligible rated instruments.

                Principal Risk Considerations

                The yield paid by the Portfolio will vary with short-term interest rates.

                Although credit risk is very low because the Portfolio only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

                The Portfolio's sub-adviser evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

                There's no guarantee the Portfolio will be able to preserve the value of your investment at $1.00 per share.

                An investment in the Portfolio is not a Mercantile Bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

 Risk/Return Summary
                    [GRAPHIC]


                Return History

                The Portfolio does not have a long-term performance record because it has been in operation for less than one calendar year.

 Risk/Return Summary
                    [GRAPHIC]

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The table on the right shows the fees and expenses that you pay if you buy and hold shares of the Portfolio.



This example will help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a
5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------
Fees and Expenses
                 Annual Portfolio
                 Operating Expenses
                 (expenses that are
                 deducted from the
                 Portfolio's assets)

              Management Fees                             .40%/1/
              -------------------------------------------------------
              Distribution (12b-1) Fees                   None
              -------------------------------------------------------
              Other Expenses                             1.03%/1/,/2/
              -------------------------------------------------------
              Total Annual Portfolio Operating Expenses  1.43%/1/
              -------------------------------------------------------
                /1/Management Fees, Other Expenses and Total Annual Portfolio
                   Operating Expenses for the current fiscal year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are voluntarily waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. These fee waivers and/or reimbursements are being made in order to keep the annual fees and expenses for the Portfolio at a certain level. Management Fees, Other Expenses and Total Annual Portfolio Operating Expenses, after taking these fee waivers and expense reimbursements into account, are expected to be .17%, .83% and 1.00%, respectively. These fee waivers and expense reimbursements may be revised or cancelled at any time.

                /2/The Portfolio is new and the amount shown above for Other
                   Expenses represents an estimate for the current fiscal year.

                          Example

             Conning Money     1                                           3
             Market           year                                       years
             Portfolio
                              $146                                       $452

                ---------------------------------------------------------------

 Additional Information on Risk
                            [GRAPHIC]

The principal risks of investing in the Conning Money Market Portfolio are described above. The following supplements that discussion.

Securities Lending

To obtain interest income, the Portfolio may lend its securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis. Therefore, the Portfolio may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Temporary Defensive Positions

During unfavorable market conditions, the Portfolio may temporarily hold up to 100% of its total assets in cash (which will not earn any income) and short-term obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities. This strategy, which is not part of the Portfolio's main investment strategy, could prevent the Portfolio from achieving its investment objective.

Other Types of Investments

This prospectus describes the Portfolio's principal investment strategies and the particular types of securities in which the Portfolio principally invests. The Portfolio may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies and the risks involved are described in detail in the Statement of Additional Information ("SAI"), which is referred to on the back cover of this prospectus.

Year 2000 Risks

As with other mutual funds, financial and business organizations and individuals around the world, the Portfolio could be adversely affected if the computer systems used by the Adviser and the Portfolio's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the Year 2000 or "Y2K" problem. The Adviser is taking steps to address the Y2K problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Portfolio's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolio. The Y2K problem could have a negative impact on the issuers of securities in which the Portfolio invests, which could hurt the Portfolio's investment returns.

 Your Account
              [GRAPHIC]

--------------------------------------------------------------------------------
Business days defined
A business day is any day that both the New York Stock Exchange (NYSE) and the Federal Reserve Bank of St. Louis are open for business. Currently, the Fund observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.
--------------------------------------------------------------------------------
                Explanation of Sales Price

                Shares of the Portfolio are sold at their net asset value
                (NAV). The NAV for shares of the Portfolio is determined as of 12:00 noon (Eastern time) and as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on every business day. The NAV is determined by adding the value of the Portfolio's investments, cash and other assets, subtracting the Portfolio's liabilities and then dividing the result by the total number of shares of the Portfolio that are outstanding.

                . The Portfolio's investments are valued at amortized cost, which is approximately equal to market value.

                . A properly placed purchase order (see "How to Buy Shares"
                  below) that is delivered to the Fund by 2:00 p.m. (Eastern time) on any business day receives the share price next determined if the Fund receives payment in federal funds or other immediately available funds by 4:00 p.m. (Eastern time) that day. If payment is not received by that time, the order will be cancelled. A properly placed purchase order that is delivered to the Fund after 2:00 p.m. will be placed the following business day.

                How to Buy Shares

                Shares of the Portfolio are sold without any sales charge through broker-dealers or other financial advisers acting on behalf of their customers. It is the responsibility of your broker-dealer or financial adviser to transmit your purchase order to the Fund on a timely basis.

                The Fund does not have any minimum investment requirements for shares of the Portfolio but your broker-dealer or financial adviser may. They may also charge transaction fees and require you to maintain a minimum account balance.

                How to Sell Shares

                Orders to sell or "redeem" shares of the Portfolio should be placed with the same broker-dealer or financial adviser that placed the original purchase order in accordance with the procedures established by that broker-dealer or financial adviser. Your broker-dealer or financial adviser is responsible for sending your redemption order to the Fund on a timely basis and for crediting your account with the redemption proceeds. The Fund does not currently charge for wiring redemption proceeds, but your broker-dealer or financial adviser may.

                The Fund's transfer agent may require a signature guarantee unless the redemption proceeds are payable to the shareholder of record and the proceeds are either mailed to the shareholder's address of record or electronically transferred to the account designated on the original account application. A signature guarantee helps prevent fraud, and you may obtain one from most banks and broker/dealers. Contact your broker-dealer or financial adviser for more information on signature guarantees.

 Your Account
             [GRAPHIC]

--------------------------------------------------------------------------------
Selling recently purchased shares
If you attempt to sell shares you recently purchased with a personal check, the Fund may delay processing your request until it collects payment for those shares. This process may take up to 15 days, so if you plan to sell shares shortly after purchasing them, you may want to consider purchasing them with a certified or bank check or via electronic transfer to avoid delay.
--------------------------------------------------------------------------------
                Shares of the Portfolio will be sold at the NAV next determined after the Fund accepts an order (see previous page). If the order to sell is received and accepted by the Fund before 2:00 p.m. (Eastern time) on a business day the proceeds are sent electronically the same day to the broker-dealer or financial adviser that placed the order. If the order to sell is received and accepted by the Fund after 2:00 p.m. (Eastern time) on a business day or on a non-business day, the proceeds normally are sent electronically to the broker-dealer or financial adviser on the next business day.

                Shareholder Services Fees

                The Portfolio can pay for shareholder liaison and/or administrative support services at the annual rates of up to .25% and .50%, respectively, of the Portfolio's average daily net assets. These fees are paid to broker-dealers and financial advisers that provide such services to their customers who own shares of the Portfolio. The Portfolio does not intend to pay more than .67% of average daily net assets in the aggregate for shareholder liaison and/or administrative support services during the current fiscal year.

                General Transaction Policies

                The Fund reserves the right to:

                . Refuse any order to buy shares.

                . Send redemption proceeds within seven days after receiving a request, if an earlier payment could adversely affect a Portfolio.

                . Make a "redemption in kind." Under abnormal conditions that may make payment in cash unwise, the Fund may offer partial or complete payment in portfolio securities rather than cash at such securities' then-market-value equal to the redemption price. In such cases, a shareholder may incur brokerage costs in converting these securities to cash.

 Distributions and Taxes
                     [GRAPHIC]

--------------------------------------------------------------------------------
You will be advised at least annually regarding the federal income tax treatment of dividends and distributions made to you. You should save your account statements because they contain information you will need to calculate your capital gains or losses upon your ultimate sale of shares in the
Portfolio.
--------------------------------------------------------------------------------

                Dividends and Distributions

                The Portfolio declares dividends from net investment income daily and pays them monthly. Shares of the Portfolio begin earning dividends on the day the purchase order is received by the Fund's transfer agent through the day before the redemption order for such shares is received. Although the Portfolio does not expect to realize net long-term capital gains, any capital gains realized would be distributed at least annually.

                All of your dividends and capital gains distributions will be reinvested in additional shares of the Portfolio unless you instruct otherwise on your account application or have redeemed all shares you held in the Portfolio. In such cases, dividends and distributions will be paid in cash.

                Taxation

                As with any investment, you should consider the tax implications of an investment in the Portfolio. The following is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders under current law, which may be subject to change in the future. Consult your tax adviser with specific reference to your own tax situation.

                . Federal Taxes

                 Dividends you receive from the Portfolio, whether paid in cash or reinvested in additional shares, are generally considered taxable. Dividends from the Portfolio's long-term capital gains are taxable as capital gains. Dividends from other sources are generally taxable as ordinary income. It is anticipated that substantially all of the dividends from the Portfolios will be taxable as ordinary income and not capital gains.

                . State and Local Taxes

                 Dividends paid by the Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such taxes.

                For more information regarding the taxation of the Portfolio, consult the SAI under the heading "Additional Information Concerning Taxes." You also should consult your tax adviser for information regarding state and local tax consequences with respect to your specific situation.

 Management of the Fund
                       [GRAPHIC]

The Adviser

Mississippi Valley Advisors Inc. ("MVA" or the "Adviser") serves as the investment adviser to the Portfolio. Founded in 1987, MVA is a subsidiary of Firstar Corporation, a banking and financial services organization, and has its main office at One Mercantile Center, Seventh and Washington Streets, St. Louis, Missouri 63101. As of June 30, 1999, MVA had approximately $9.8 billion in assets under management, including the Fund's assets, which were approximately $4.3 billion.

MVA, subject to the general supervision of the Fund's Board of Directors, is responsible for the day-to-day management of the Portfolio in accordance with the Portfolio's investment objective and policies. This includes making investment decisions, buying and selling securities and overseeing the administration and recordkeeping for the Portfolio.

In exchange for these services, MVA is entitled to receive investment advisory fees, which are calculated daily and paid monthly, at the annual rate of .40% of the first $1.5 billion of the Portfolio's average daily net assets, .35% of the next $1.0 billion of net assets and .25% of net assets in excess of $2.5 billion. MVA currently receives advisory fees (after waivers) at the annual rate of .17% of the Portfolio's average daily net assets.

The Sub-Adviser

Conning Asset Management Company ("Conning") serves as sub-adviser to the Portfolio and is responsible for the management of the Portfolio's assets. Conning manages the Portfolio under the direction and guidance of MVA and according to its sub-advisory agreement with MVA. For its services, Conning receives a monthly fee from MVA based on a percentage of the Portfolio's average daily net assets.

Conning, with principal offices located at 700 Market Street, St. Louis, Missouri 63101, is an indirect subsidiary of GenAmerica Corporation, a financial services holding company. Founded in 1912, Conning has extensive investment management experience and as of June 30, 1999 had approximately $32 billion in assets under management.

 Financial Highlights
                    [GRAPHIC]

Introduction

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio for the period from its commencement of operations on February 16, 1999 through May 31, 1999. Certain information reflects the financial results for a single share in the Portfolio. The total return in the table represents the rate that an investor would have earned on an investment in the Portfolio assuming reinvestment of all dividends and distributions. The financial highlights, along with the Portfolio's financial statements, are included in the Portfolio's Semi-Annual Report to Shareholders dated May 31, 1999 and are incorporated by reference into the SAI. The financial highlights and the financial statements included in the Semi-Annual Report have not been audited.

Conning Money Market Portfolio
(For a share outstanding throughout the period)

                                                               February 16, 1999
                                                                      to
                                                                May 31, 1999(a)
                                                                  (Unaudited)
                                                               -----------------
Net Asset Value, Beginning of Period..........................      $ 1.00
                                                                    ------
Investment Activities
  Net investment income.......................................       0.012
  Net realized loss from investment transactions..............          -- (b)
                                                                    ------
  Total from Investment Activities............................       0.012
Distributions
  Net investment income.......................................      (0.012)
                                                                    ------
  Total Distributions.........................................      (0.012)
                                                                    ------
  Net Asset Value, End of Period..............................      $ 1.00
                                                                    ======
  Total Return................................................        1.16 %(c)
Ratios/Supplementary Data:
  Net Assets at end of period (000)...........................      $5,041
  Ratio of expenses to average net assets.....................        0.96 %(d)
  Ratio of net investment income to average net assets........        4.00 %(d)
  Ratio of expenses to average net assets*....................        2.21 %(d)

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Net realized loss per share was less than $0.005.
(c) Not annualized.
(d) Annualized.

Where to find more information
You'll find more information about the Conning Money Market Portfolio in the following documents:

Annual and semi-annual reports
The Portfolio's annual and semi-annual reports contain more information about the Portfolio and its performance.

Statement of Additional Information (SAI)
The SAI contains detailed information about the Portfolio and its policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Portfolio and make shareholder inquiries by calling the Fund at 1-800-232-9091 or by writing to:

Conning Money Market Portfolio
Attn: Transfer Agency
3435 Stelzer Road, Suite 1000
Columbus, OH 43219




If you buy your shares through a broker-dealer or financial adviser, you may contact your broker-dealer or financial adviser for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Portfolios, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Conning Money Market Portfolio are also available on the EDGAR Database on the SEC's website at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's E-mail address at publicinfo@sec.gov.

The Fund's Investment Company Act file No. is 811-3567.

                      Statement of Additional Information

                                      for

                        Conning Money Market Portfolio

                                      of

                         Mercantile Mutual Funds, Inc.
                  (formerly known as The ARCH Fund(R), Inc.)

                               November 6, 1999


     This Statement of Additional Information, which provides supplemental information applicable to the Conning Money Market Portfolio (the "Portfolio") of Mercantile Mutual Funds, Inc. (the "Fund"), is not a prospectus. No investment in the Portfolio should be made without reading the applicable prospectus. The prospectus for the Portfolio dated November 6, 1999, as it may be supplemented or revised from time to time (the "Prospectus"), as well as the Portfolio's Semi-Annual Report to Shareholders dated May 31, 1999 (the "Semi-Annual Report"), may be obtained, without charge, by writing:

                        Conning Money Market Portfolio
                             Attn: Transfer Agency
                         3435 Stelzer Road, Suite 1000
                              Columbus, OH  43219

or by calling 1-800-232-9091. Copies of the Prospectus and Semi-Annual Report may also be obtained by contacting your broker-dealer or financial adviser.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
GENERAL INFORMATION.........................................................   1
DESCRIPTION OF MERCANTILE MUTUAL FUNDS, INC.................................   1
DESCRIPTION OF SHARES.......................................................   1
INVESTMENT STRATEGIES, POLICIES AND RISKS...................................   3
PRICING OF SHARES...........................................................  15
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................  16
YIELD INFORMATION...........................................................  17
ADDITIONAL INFORMATION CONCERNING TAXES.....................................  19
MANAGEMENT OF THE FUND......................................................  21
INDEPENDENT AUDITORS........................................................  29
COUNSEL.....................................................................  29
MISCELLANEOUS...............................................................  29
FINANCIAL STATEMENTS........................................................  29
APPENDIX A.................................................................. A-1

                              GENERAL INFORMATION
     This Statement of Additional Information relates to the Prospectus dated November 6, 1999 (the "Prospectus") for the Conning Money Market Portfolio (the "Portfolio"), a diversified portfolio, and should be read in conjunction with the Prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. No investment in the Portfolio should be made without reading the Prospectus.

          Shares of the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, Mercantile Bank National Association, Mercantile Trust Company National Association, Mississippi Valley Advisors Inc., or any of their respective affiliates. Portfolio Shares also are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in the Portfolio involves investment risks, including possible loss of the principal amount invested. There is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per Share.


                 DESCRIPTION OF MERCANTILE MUTUAL FUNDS, INC.

          Mercantile Mutual Funds, Inc. (the "Fund"), formerly known as The ARCH Fund, Inc., is an open-end management investment company. The Fund was organized on September 9, 1982 as a Maryland corporation. The Fund also offers shares representing interests in other investment portfolios, which are described in separate Prospectuses and a separate Statement of Additional Information.


                             DESCRIPTION OF SHARES

          The Fund's Articles of Incorporation authorize the Board of Directors to issue up to twenty billion full and fractional shares of capital stock, and to classify or reclassify any unissued shares of the Fund into one or more additional classes or by setting or changing in any one or more respects, their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. Pursuant to such authority the Fund's Board of Directors has authorized the issuance of sixty-five classes of shares representing interests in one of twenty investment portfolios: the Treasury Money Market, Money Market, Tax-Exempt Money Market, Conning Money Market, U.S. Government Securities, Intermediate Corporate Bond, Bond Index, Government & Corporate Bond, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, Kansas Tax-Exempt Bond, National Municipal Bond, Equity Income, Equity Index, Growth & Income Equity, Growth Equity, Small Cap Equity, Small Cap Equity Index, International Equity and Balanced Portfolios. This Statement of Additional Information relates only to the shares of the Conning Money Market Portfolio. Trust Shares, Institutional Shares, Trust II Shares, Investor A Shares and/or Investor B Shares in each of the Fund's other portfolios are offered through separate prospectuses to different categories of investors.

          In the event of a liquidation or dissolution of the Fund, shares of the Portfolio are entitled to receive the assets available for distribution belonging to the Portfolio, and a proportionate distribution, based upon the relative asset values of the respective portfolios of the Fund, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of the Portfolio are entitled to participate equally in the net distributable assets of the Portfolio on liquidation.

          Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Holders of all outstanding shares of the Portfolio will vote together in the aggregate. Further, shareholders of all of the Fund's portfolios, irrespective of class, will vote in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the Investment Company Act of 1940, as amended (the "1940 Act") provides that any matter required to be submitted to the holders of the outstanding voting securities of a "series" investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series (portfolio) affected by the matter. A portfolio is considered to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory (or sub-advisory) agreement, the approval of a Rule 12b-1 distribution plan or any change in a fundamental investment objective or investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of that portfolio. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of the Fund's portfolios voting without regard to portfolio or class.

          The Fund is not required, and currently does not intend, to hold annual meetings except as required by the 1940 Act or other applicable law. Upon the written request of the holders of 10% or more of the outstanding shares, the Fund will call a special meeting to vote on the question of removal of a director.

          Shares of the Fund's portfolios have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of portfolio or class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, shares of the Portfolio will be fully paid and nonassessable. Shares of the Portfolio will be issued without certificates.

Miscellaneous

          As used in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Portfolio means, with respect to the approval of the Portfolio's investment advisory or sub-advisory agreement or a change in a fundamental investment policy of the Portfolio, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Portfolio or (b) 67% or more of the shares of the Portfolio present at a meeting if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy.


                   INVESTMENT STRATEGIES, POLICIES AND RISKS

          The following discussion supplements the description of the investment objective and policies of the Portfolio described in the Prospectus. Although management will use its best efforts to achieve the investment objective of the Portfolio, there can be no assurance that it will be able to do so.

          Conning Asset Management Company, the Portfolio's sub-adviser (the "Sub-Adviser") makes investment decisions with respect to the Portfolio in accordance with the rules and regulations of the Securities and Exchange Commission ("SEC") for money market funds. The following descriptions illustrate the types of instruments in which the Portfolio invests.

          Banking Obligations. The Portfolio may purchase obligations of issuers in the banking industry, such as certificates of deposit, letters of credit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks in amounts not in excess of 25% of its assets where the Sub-Adviser deems the instrument to present minimal credit risks. (See "Special Risk Considerations -- Risks Associated with Foreign Securities" below.) The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the value of its total assets.

          Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

          Obligations of foreign banks and foreign branches of U.S. banks may include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

          Commercial Paper and Variable and Floating Rate Instruments. The Portfolio may invest in commercial paper, including asset-backed commercial paper representing interests in a pool of corporate receivables, dollar-denominated obligations issued by domestic and foreign bank holding companies, and corporate bonds. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

          Instruments purchased by the Portfolio must meet the quality and maturity requirements of Rule 2a-7 under the 1940 Act as described in the Prospectus. The Portfolio may also invest in variable or floating rate notes that may have a stated maturity in excess of thirteen months but will, in any event, permit the Portfolio to demand payment of the principal of the instrument at least once every thirteen months upon no more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by the Sub-Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities as (defined in Rule 2a-7). There may be no active secondary market in the instruments, which could make it difficult for the Portfolio to dispose of an instrument in the event the issuer were to default on its payment obligation or during periods that the Portfolio could not exercise its demand rights. The Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments held by the Portfolio will be subject to the Portfolio's 10% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a liquid trading market is absent.

          Funding Agreements. The Portfolio may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed rate or a variable or floating interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any funding agreement purchased by the Portfolio will be regarded as illiquid. Funding agreements, together with other illiquid securities, will not constitute more than 10% of the Portfolio's net assets.

          Government Obligations. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, the Portfolio may, when deemed appropriate by the Sub-Adviser, invest in short-term obligations issued by state and local governmental issuers ("municipal obligations") that meet the quality requirements described in the Prospectus and, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.


                          Special Risk Considerations

          Interest Rate Risk. Generally, the market value of fixed income securities, including municipal obligations, held by the Portfolio can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in the Portfolio's net asset value.

          Risks Associated with Foreign Securities. The Portfolio may acquire U.S. dollar-denominated securities of foreign corporations and certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Sub-Adviser deems the investments to present minimal credit risks. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

          There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S.-based companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the United States. In the event of a default by the issuer of a foreign security, it may be more difficult to obtain or enforce a judgment against such issuer than it would be against a domestic issuer. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

               Other Investment Policies and Risk Considerations

          The investment policies described in the Prospectus and this Statement of Additional Information are among those which the Portfolio has the ability to utilize. Some of these policies may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular policy, method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

          Municipal Obligations. Subject to its investment policies and limitations, the Portfolio may invest in municipal obligations. Municipal obligations include debt obligations issued by governmental entities which obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

          The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Municipal obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

          There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general conditions of the money market and/or the municipal bond market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies, such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"), represent their opinions as to the quality of municipal obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal obligations with the same maturity, interest rate and rating may have different yields while municipal obligations of the same maturity and interest rate with different ratings may have the same yield.

          The payment of principal and interest on most municipal securities purchased by the Portfolio will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

          The Portfolio may also purchase general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other tax-exempt loans. Such instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues.

          Certain types of municipal obligations (private activity bonds) have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations are not payable from the unrestricted revenues of the issuer but rather from the general revenues of the users of such facilities. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Furthermore, payment of principal and interest on municipal obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed, and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal obligations. Interest on private activity bonds, although free of regular federal income tax, may be an item of tax preference for purposes of the federal alternative minimum tax.

          Dividends paid by the Portfolio that are derived from interest on municipal obligations would be taxable to shareholders for federal income tax purposes.

          Variable and Floating Rate Instruments. As previously stated, the Portfolio may purchase variable and floating rate obligations. The Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, for obligations subject to a demand feature, will monitor their financial status to meet payment on demand. The Portfolio will invest in such instruments only when the Sub-Adviser believes that any risk of loss due to issuer default is minimal. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or a variable or floating rate instrument scheduled on its face to be paid in 397 days or less, will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable or floating rate notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Portfolio can recover payment of principal as specified in the instrument.

          Variable or floating rate obligations held by the Portfolio may have maturities of more than 397 days provided that: (i) the Portfolio is entitled to payment of principal at any time upon not more than 30 days' notice or at specified intervals not exceeding 397 days (upon not more than 30 days' notice);
(ii) the rate of interest on a variable rate instrument is adjusted automatically on set dates not exceeding 397 days, and the instrument, upon adjustment, can reasonably be expected to have a market value that approximates its par value; and (iii) the rate of interest on a floating rate instrument is adjusted automatically whenever a specified interest rate changes and the instrument, at any time, can reasonably be expected to have a market value that approximates its par value.

          Illiquid and Restricted Securities. The Portfolio will not invest more than 10% of the value of its net assets in illiquid securities. Repurchase agreements that do not provide for settlement within seven days, time deposits maturing in more than seven days, and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but that may be purchased by institutional buyers pursuant to Rule 144A are subject to the 10% limit (unless the Sub-Adviser, pursuant to guidelines established by the Board of Directors, determines that a liquid market exists). The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for the resale of certain securities to qualified institutional buyers. The purchase of securities which can be sold under Rule 144A could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities.

          The Sub-Adviser monitors the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the Sub-Adviser may consider the following factors, although such factors may not necessarily be determinative: (1) the unregistered nature of a security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) the trading markets for the security; (5) dealer undertakings to make a market in the security; and (6) the nature of the security and the nature of the marketplace trades (including the time needed to dispose of the security, methods of soliciting offers, and mechanics of transfer).

          U.S. Government Obligations. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Portfolio. Certain U.S. Government securities held by the Portfolio may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates no less frequently than every thirteen months.

          Examples of the types of U.S. Government obligations that may be held by the Portfolio include, in addition to U.S. Treasury bills, notes and bonds (including zero coupon bonds), the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Trust Corporation, and International Bank for Reconstruction and Development.

          Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

          Stripped U.S. Government Obligations. The Portfolio may hold stripped U.S. Treasury securities, including (1) coupons that have been stripped from U.S. Treasury bonds, which are held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"), (2) through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES") or (3) other stripped securities issued directly by agencies or instrumentalities of the U.S. Government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. The Portfolio may also purchase U.S. Treasury and agency securities that are stripped by brokerage firms and custodian banks and resold in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and "Certificates of Accrual on Treasury Securities" ("CATS"). Such securities may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the SEC as U.S. Government securities for purposes of the 1940 Act.

          The stripped coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped principal-only securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. In the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), the underlying U.S. Treasury bonds and notes themselves are held in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Portfolio, most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities law purposes.

          The U.S. Government does not issue stripped Treasury securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

          For custodial receipts, the underlying debt obligations are held separate from the general assets of the custodian and nominal holder of such securities, and are not subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian. The custodian is also responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest, to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

          Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which principal and interest is returned to investors. The Sub-Adviser will consider the liquidity needs of the Portfolio when any investments in zero coupon obligations or other principal-only obligations are made.

          Securities Lending. To increase return or offset expenses, the Portfolio may from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, or its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that has at least $1.5 billion in total assets, or any combination thereof. The collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Portfolio. By lending its securities, the Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. In accordance with current SEC policies, the Portfolio is currently limiting its securities lending to 331/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. Loans are subject to termination by the Portfolio or a borrower at any time.

          While the Portfolio would not have the right to vote securities on loan, the Portfolio intends to terminate the loan and regain the right to vote should this be considered important with respect to the investment. When the Portfolio lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high quality, short-term obligations.

          Securities of Other Investment Companies. The Portfolio may invest in securities issued by other investment companies which invest in securities in which the Portfolio is permitted to invest and which determine their net asset value per share based on the amortized cost or penny-rounding method. The Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Portfolio and other investment companies advised by the Adviser or Sub-Adviser. Investments in other investment companies will cause the Portfolio (and, indirectly, the Portfolio's shareholders) to bear proportionately the cost incurred in connection with the operations of such other investment companies. In addition, investment companies in which the Portfolio may invest may impose a sales or distribution change in connection with the purchase or redemption of their shares as well as other types of commissions or charges. Such charges will be payable by the Portfolio and, therefore, will be borne indirectly by its shareholders.

          When-Issued Purchases and Forward Commitments. The Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a stated price and yield with settlement beyond the normal settlement date. Such transactions permit the Portfolio to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued purchases and forward commitment transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date.

          When-issued and forward commitment transactions are made to secure what is considered to be an advantageous price or yield for the Portfolio. When the Portfolio agrees to purchase or sell securities on a when-issued or forward commitment basis, the Custodian (or sub-custodian) will maintain in a segregated account cash or liquid portfolio securities having a value (determined daily) at least equal to the amount of the Portfolio's commitments. In the case of a forward commitment to sell portfolio securities, the Custodian (or sub-custodian) will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

          The Portfolio does not intend to engage in such transactions for speculative purposes but only the purpose of acquiring portfolio securities. The Portfolio will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases, the Portfolio may realize a capital gain or loss.

          When the Portfolio engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The value of the securities underlying such commitments to purchase or sell securities, and any subsequent fluctuations in their value, is taken into account when determining the Portfolio's net asset value starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets, and fluctuations in the value of the underlying securities are not reflected in the Portfolio's net asset value as long as the commitment remains in effect.

          The Portfolio expects that when-issued and forward commitment transactions will not exceed 25% of the value of its total assets (at the time of purchase) under normal market conditions. Because the Portfolio will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, the Portfolio's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase securities on a when-issued or forward commitment basis ever exceeded 25% of the value of its total assets.

          Repurchase Agreements. The Portfolio may agree to purchase U.S. Government securities from financial institutions such as banks and broker-dealers, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). The Portfolio will enter into repurchase agreements only with financial institutions such as banks and broker-dealers that the Sub-Adviser believes to be creditworthy. During the term of any repurchase agreement, the Sub-Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price (including accrued interest). Default by a seller could expose the Portfolio to possible loss because adverse market action or possible delay in disposing of the underlying obligations. Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations. Although the Portfolio does not presently intend to enter into repurchase agreements providing for settlement in more than seven days, the Portfolio does have the authority to do so subject to its limitation on the purchase of illiquid securities described above. Repurchase agreements are considered to be loans under the 1940 Act.

          Reverse Repurchase Agreements. The Portfolio may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment limitations described below. Pursuant to such agreements, the Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at an agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price which the Portfolio is obligated to pay. Whenever the Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account cash or other liquid assets in an amount equal to the repurchase price (plus accrued interest). Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

                            Portfolio Transactions

          Subject to the general control of the Fund's Board of Directors and under the supervision of the Adviser, the Sub-Adviser is responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Portfolio. Securities purchased and sold by the Portfolio which are traded in the over-the-counter market are generally done so on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

          The Portfolio may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolio will engage in this practice, however, only when the Sub-Adviser, in its sole discretion, believes such practice to be otherwise in the Portfolio's interests.

          Investment decisions for the Portfolio are made independently from those for other investment companies and accounts advised or managed by the Sub-Adviser. Such other investment companies and accounts may also invest in the same securities as the Portfolio. When a purchase or sale of the same security is made at substantially the same time on behalf of the Portfolio and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Portfolio and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained by the Portfolio. To the extent permitted by law, Sub-Adviser may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

                              Portfolio Turnover

          The Portfolio's annual portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the Portfolio's securities. The calculation excludes all securities the maturities of which at the time of acquisition were thirteen months or less. Consequently, because the Portfolio is a money market fund, there is not expected to be any portfolio turnover for the Portfolio for regulatory reporting purposes.


                            Investment Limitations

          Except as otherwise noted in the Prospectus or this Statement of Additional Information, the Portfolio's investment policies are not fundamental and may be changed by the Fund's Board of Directors without shareholder approval. However, the Portfolio also has in place certain fundamental investment limitations, which are set forth below, which may be changed only by a vote of a majority of the outstanding shares of the Portfolio.

          The Portfolio may not:

          1. Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, lend portfolio securities, and enter into repurchase agreements with respect to securities (together with any cash collateral) that are consistent with the Portfolio's permitted investments and that equal at all times at least 100% of the value of the purchase price.

          2. Borrow money or issue senior securities, except that the Portfolio may borrow from banks and the Portfolio may enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio's total assets at the time of such borrowing. The Portfolio will not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

          3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, except that the Portfolio may invest more than 25% of its total assets in either government securities, as defined in the 1940 Act, or instruments of domestic banks.

          4. Purchase securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

          5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets, or where otherwise permitted by the 1940 Act.

          6. Purchase or sell real estate (the Portfolio may purchase commercial paper issued by companies which invest in real estate or interests therein).

          7. Purchase securities on margin, make short sales of securities or maintain a short position.

          8.   Underwrite the securities of other issuers.

          9. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs.

          10.  Write or purchase put or call options.

          In accordance with current regulations of the SEC, the Portfolio intends to invest no more than 5% of its total assets at the time of purchase in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities); provided, however, that the Portfolio may invest up to 25% of its total assets in the First Tier Eligible Securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days after the purchase thereof, provided, further that the Portfolio would not make more than one investment in accordance with the foregoing provision at any time. This intention is not, however, a fundamental policy of the Portfolio and may change in the event Rule 2a-7 is amended in the future.


                               PRICING OF SHARES

          The public offering price for shares of the Portfolio is based upon the net asset value per share. As stated in the Prospectus, the net asset value per share of the Portfolio is calculated by adding the value of all of the securities and other assets belonging to the Portfolio, subtracting the liabilities of the Fund that are attributable to the Portfolio, and dividing the result by the number of outstanding shares of the Portfolio. The determinations by the Board of Directors as to the allocable portion of general assets and liabilities with respect to the Portfolio are conclusive.

          The assets in the Portfolio are valued according to the amortized cost method of valuation. Pursuant to this method, an instrument is valued at its cost initially and, thereafter, a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the market price the Portfolio would receive if it sold the instrument. The value of securities in the Portfolio can be expected to vary inversely with changes in prevailing interest rates.

          The Portfolio invests only in instruments that present minimal credit risks and meet the ratings criteria described in the Prospectus. In addition, the Portfolio maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided
                                                                    --------
that the Portfolio will not purchase any security with a remaining maturity of
----
more than thirteen months (397 days) (securities subject to repurchase agreements and certain other securities may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity that exceeds 90 days. The Fund's Board of Directors has approved procedures that are intended to stabilize the Portfolio's net asset value per share at $1.00 for purposes of pricing sales and redemptions. These procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the net asset value per share of the Portfolio calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Portfolio's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include, but are not limited to, selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; or utilizing a net asset value per share determined by using available market quotations. Although the Portfolio seeks to maintain its net asset value per share at $1.00, there can be no assurance that the net asset value per share will not vary.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Shares in the Portfolio are sold on a continuous basis by the Fund's distributor.

Purchase of Shares

          Shares of the Portfolio are sold without any sales charge through broker-dealers or other financial advisers acting on behalf of their customers. Generally, investors purchase shares through a broker-dealer organization which has a sales agreement with the Fund's distributor or through a financial organization which has entered into a servicing agreement with the Fund with respect to the Portfolio.

          Purchases may be effected on business days (as defined in the Prospectus). The Fund reserves the right to reject any purchase order, including purchases made with foreign and third party drafts or checks. On a business day when the Exchange closes early due to a partial holiday or otherwise, the Fund reserves the right to advance the times at which purchase and redemption orders must be received in order to be processed on that business day.

          All shareholders of record will receive confirmations of share purchases and redemptions in the mail. If shares are held in the name of broker-dealers or other financial organizations, such organization is responsible for transmitting purchase and redemption orders to the Fund on a timely basis, recording all purchase and redemption transactions, and providing regular account statements which confirm such transactions to beneficial owners.

Redemption of Shares

          As stated in the Prospectus, the Fund's transfer agent may require a signature guarantee by an eligible guarantor institution on written redemption requests. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The transfer agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record and (2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or sent electronically to a commercial bank account previously designated on the account application. An investor with questions or needing assistance should contact his or her broker-dealer or financial adviser. Additional documentation may be required if the redemption is requested by a corporation, partnership, trust, fiduciary, executor, or administrator.

          During periods of substantial economic or market change or activity, telephone redemptions may be difficult to complete. In such event, shares may be redeemed by mailing the request directly to the organization through which the original shares were purchased.

          Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closing; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

          The Portfolio may redeem shares involuntarily to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Portfolio shares.

                               YIELD INFORMATION

          Yield figures will fluctuate, are based on historical earnings, and are not intended to indicate future performance. The methods used to compute the Portfolio's yields are described below.

          From time to time, performance information such as "yield" and "effective yield" for the Portfolio may be quoted in advertisements or in communications to shareholders. The "yield" quoted in advertisements refers to the income generated by an investment in the Portfolio over a specified period (such as a seven-day period) identified in connection with the particular yield quotation. This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

          The Portfolio's "yield" and "effective yield" are calculated according to formulas prescribed by the SEC. Standardized 7-day "yield" is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The net change in the value of an account includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged by the Portfolio to all shareholder accounts in proportion to the length of the base period and the Portfolio's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. "Effective yield" is computed by compounding the unannualized base period return (calculated as above) by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. Based upon the same calculations, the Portfolio's 30-day yields and 30-day effective yields may also be quoted.

          Based on the foregoing calculations, (i) for the 7-day period ended May 31, 1999, the Portfolio's 7-day yield and 7-day effective yield were 4.05% and 4.13%, respectively, and (ii) for the 30-day period ended May 31, 1999, the Portfolio's 30-day yield was 4.02%.

          The Portfolio's quoted yields are not indicative of future yields and depend upon factors such as portfolio maturity, the Portfolio's expenses, and the types of instruments held by the Portfolio. Any account fees imposed by broker-dealers or other financial organizations would reduce the Portfolio's effective yield.

          Investors may judge the performance of the Portfolio by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies. Such comparisons may be made by referring to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. Such comparisons may also be made by referring to data prepared by Lipper Analytical Services, Inc. (a widely recognized independent service which monitors the performance of mutual funds), Indata, Frank Russell, CDA, and the Bank Rate Monitor (which reports average yields for money market accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas). Other similar yield data, including comparisons to the performance of Mercantile Bank repurchase agreements, or the average yield data for similar asset classes including but not limited to Treasury bills, notes and bonds, may also be used for comparison purposes. Comparisons may also be made to indices or data published in the following national financial publications:
Mutual Fund Forecaster, IBC's Money Fund Report(R), MorningStar, CDA/Wiesenberger, Money Magazine, Forbes, Fortune, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and publications of Ibbotson Associates, Inc. and other publications of a local or regional nature. In addition to performance information, general information about the Portfolio that appears in a publication such as those mentioned above may be included in advertisements, supplemental sales literature and in reports to shareholders.

          From time to time, the Fund may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation and the power of compounding); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Portfolio; (5) descriptions of investment strategies for the Portfolio; (6) descriptions or comparisons of various investment products, which may or may not include the Portfolio; (7) comparisons of investment products (including the Portfolio) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of rankings or ratings by recognized rating organizations. Such data are for illustrative purposes only and are not intended to indicate past or future performance results of the Portfolio. Actual performance of the Portfolio may be more or less than that noted in the hypothetical illustrations.

          Since performance will fluctuate, performance data for the Portfolio cannot necessarily be used to compare an investment in the Portfolio with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the Portfolio, portfolio maturity, operating expenses, and market conditions. The current yield and performance of the Portfolio may be obtained by calling your broker-dealer or financial adviser.


                    ADDITIONAL INFORMATION CONCERNING TAXES

          The following summarizes certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situations.

          Each portfolio of the Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio intends to qualify each year as a regulated investment company. In order to so qualify for a taxable year under the Code, the Portfolio must satisfy certain distribution requirements as set forth below.

          At least 90% of the Portfolio's gross income for a taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies (the "Gross Income Requirement").

          Also, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

          Qualification as a regulated investment company under the Code for a taxable year also requires that the Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net exempt-interest income (if any). In general, the Portfolio's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain over net short-term capital loss, if any, for such taxable year.

          Dividends declared by the Portfolio in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year, if such dividends are actually paid during January of the following year.

          The Portfolio may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to backup withholding by the Internal Revenue Service for prior failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

          A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income each year to avoid liability for this excise tax.

State and Local Taxes

          Shareholders should note that dividends paid by the Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations that, if realized directly, would be exempt from such income taxes.

                           *     *     *     *     *

          The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning the application of federal, state and local taxes and with specific reference to their own tax situation.


                            MANAGEMENT OF THE FUND

Directors and Officers

          The business and affairs of the Portfolio are managed under the direction of Fund's Board of Directors in accordance with the laws of Maryland and the Fund's Articles of Incorporation. The directors and executive officers of the Fund, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                                                      Principal Occupations
                                Position with         During Past 5 years
Name and Address                the Fund              and other affiliations
---------------------           ----------------      -----------------------------------
Jerry V. Woodham*               Chairman of the       Treasurer, St. Louis University,
St. Louis University            Board, President      August 1996 to present; Treasurer,
3500 Lindell                    and Director          Washington University, 1981 to 1995
Fitzgerald Hall
St. Louis, MO  63131
Age:  55


----------------------------
* Mr. Woodham is an "interested person" of the Fund as defined in the 1940 act.

                                                      Principal Occupations
                                Position with         During Past 5 years
Name and Address                the Fund              and other affiliations
---------------------           ----------------      -----------------------------------
Robert M. Cox, Jr.              Director              Senior Vice President and Advisory
Emerson Electric Co.                                  Director, Emerson Electric Co. since
8000 W. Florissant Ave.                               November, 1990
P.O. Box 4100
St. Louis, MO  63136-8506
Age:  53

Joseph J. Hunt                  Director              General Vice-President,
Iron Workers International                            International Association of Bridge,
Union 1750 New York Avenue,                           Structural and Ornamental Iron
N.W.                                                  Workers (International Labor Union),
Suite 400                                             January 1994 to present.
Washington, DC  20006
Age:  56

James C. Jacobsen               Director              Director, Kellwood Company,
Kellwood Company                                      (manufacturer of wearing apparel and
600 Kellwood Parkway                                  camping softgoods) since 1975; Vice
Chesterfield, MO  63017                               Chairman, Kellwood Company since
Age:  63                                              May, 1989

Donald E. Brandt                Director              Senior Vice President, Finance and
Union Electric Company                                Corporate Services, Union Electric
P.O. Box 66149                                        Company (electric utility company);
St. Louis, MO  63166                                  Director, Huntco, Inc. (intermediate
Age:  44                                              steel processors).

Patrick J. Moore                Director              Vice President & Chief Financial
Jefferson Smurfit Corporation                         Officer since 1996 and Vice
8182 Maryland Avenue                                  President & General Manager,
St. Louis, MO  63105                                  1994-1996, of Industrial Packaging
Age:  44                                              Division and  Corporate Vice
                                                      President & Treasurer, 1993-1994,
                                                      Jefferson Smurfit Corporation
                                                      (paper, paperboard and packaging).

Ronald D. Winney*               Director and          Treasurer, Ralston Purina Company
Ralston Purina Company          Treasurer             since 1985.
Checkerboard Square
St. Louis, MO  63164
Age:  56

                                                      Principal Occupations
                                Position with         During Past 5 years
Name and Address                the Fund              and other affiliations
---------------------           ----------------      -----------------------------------
W. Bruce McConnel, III*         Secretary             Partner of the law firm of Drinker
One Logan Square                                      Biddle & Reath LLP, Philadelphia,
18th and Cherry Streets                               Pennsylvania since 1977.
Philadelphia, PA  19103-6996
Age:  55

Walter B. Grimm*                Vice President and    Employee of BISYS Fund Services.
3435 Stelzer Road               Assistant Treasurer
Columbus, OH  43219
Age:  53

R. Jeffrey Young*               Assistant Secretary   Employee of BISYS Fund Services.
3435 Stelzer Road
Columbus, OH  43219
Age:  35

* Messrs. Grimm, Winney, McConnel and Young are "interested persons" of the Fund as defined in the 1940 Act.
___________________

          Each director receives an annual fee of $10,000 plus reimbursement of expenses incurred as a director. The Chairman of the Board and President of the Fund receives an additional annual fee of $5,000 for his services in these capacities. For the fiscal year ended November 30, 1998, the Fund paid or accrued for the account of its directors as a group, for services in all capacities, a total of $67,500. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Fund. As of the date of this Statement of Additional Information, the directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

          The following chart provides certain information about the fees received by the Fund's directors for their services as members of the Board of Directors and committees thereof for the fiscal year ended November 30, 1998:

                                                  Pension or
                                                  Retirement               Total
                             Aggregate         Benefits Accrued         Compensation
                           Compensation        as Part of Fund       from the Fund and
   Name of Director        from the Fund           Expense             Fund Complex*
----------------------  -------------------  --------------------  ----------------------
Jerry V. Woodham                    $15,000                   N/A                 $15,000
Donald E. Brandt**                  $ 7,500                   N/A                 $ 7,500
Robert M. Cox, Jr.                  $10,000                   N/A                 $10,000
Joseph J. Hunt                      $10,000                   N/A                 $10,000
James C. Jacobsen                   $10,000                   N/A                 $10,000
Patrick J. Moore**                  $ 5,000                   N/A                 $ 5,000
Ronald D. Winney                    $10,000                   N/A                 $10,000

*    The "Fund Complex" consists solely of the Fund.
**   Elected a director of the Fund on January 30, 1998.

---------------------

Investment Adviser and Sub-Adviser

          Mississippi Valley Advisors Inc. (the "Adviser") serves as the investment adviser to the Portfolio. For the services provided and expenses assumed pursuant to the investment advisory agreement, the Adviser is entitled to receive fees, computed daily and payable monthly, at the annual rate of .40% of the first $1.5 billion of the Portfolio's average daily net assets, .35% of the next $1.0 billion of net assets and .25% of net assets in excess of $2.5 billion.

          In addition, Conning Asset Management Company (the "Sub-Adviser") serves as sub-adviser to the Portfolio. For the services provided and expenses assumed pursuant to its sub-advisory agreement with the Adviser, the Sub-Adviser receives from the Adviser a fee, computed daily and payable monthly, at the annual rate of .30% of the first $1.5 billion of the Portfolio's average daily net assets, .25% of the next $1.0 billion of net assets and .15% of net assets in excess of $2.5 billion.

          The Adviser and Sub-Adviser may from time to time voluntarily reduce all or a portion of their respective advisory and sub-advisory fees to increase the net income of the Portfolio available for distribution as dividends. These voluntary fee reductions will cause the return of the Portfolio to be higher than it would otherwise be in the absence of such reductions.

          Pursuant to the advisory and sub-advisory agreements, the Adviser and the Sub-Adviser have agreed to provide investment advisory and sub-investment advisory services, respectively, as described in the Portfolio's Prospectus. The Adviser and Sub-Adviser have agreed to pay all expenses incurred by them in connection with their activities under their respective agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Portfolio.

          The investment advisory and sub-advisory agreements provide that the Adviser and Sub-Adviser, respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of their respective agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder.

Administrator

          BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Portfolio's administrator (the
"Administrator").

          The Administrator generally assists in all aspects of the Portfolio's administration and operation. For its services, the Administrator is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .20% of the Portfolio's average daily net assets. From time to time, the Administrator may voluntarily waive all or a portion of the administration fees otherwise payable by the Portfolio in order to increase the net income available for distribution to shareholders.

          The Administrator has agreed to maintain office facilities for the Portfolio, furnish the Portfolio with statistical and research data, clerical, accounting, and certain bookkeeping services, stationery and office supplies, and certain other services required by the Portfolio, and to compute the net asset value and net income of the Portfolio. The Administrator prepares annual and semi-annual reports to the SEC on Form N-SAR, compiles data for and prepares federal and state tax returns and required tax filings other than those required to be made by the Fund's custodian and transfer agent, prepares the Fund's compliance filings with state securities commissions, maintains the registration or qualification of shares for sale under the securities laws of any state in which the Fund's shares shall be registered, assists in the preparation of annual and semi-annual reports to shareholders of record, participates in the periodic updating of the Fund's Registration Statement, prepares and assists in the timely filing of notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act, arranges for and bears the cost of processing share purchase, exchange and redemption orders, keeps and maintains the Portfolios' financial accounts and records including calculation of daily expense accruals, monitors compliance procedures for the Portfolio with its investment objective, policies and limitations, tax matters, and applicable laws and regulations, and generally assists in all aspects of the Portfolio's operations. The Administrator bears all expenses in connection with the performance of its services, except that the Portfolio bears any expenses incurred in connection with any use of a pricing service to value portfolio securities.

          From time to time, the Administrator may voluntarily waive a portion or all of its fees otherwise payable to it with respect to the Portfolio in order to increase the net income available for distribution to shareholders.

Distributor

          Shares in the Portfolio are sold continuously by BISYS Fund Services (the "Distributor"), an affiliate of the Administrator. The Distributor is a registered broker-dealer with principal offices at 3435 Stelzer Road, Columbus, Ohio 43219.

Shareholder Services Plan

          The Fund has adopted a Shareholder Services Plan (the "Plan") with respect to the Portfolio. Under the Plan, the Portfolio may pay (a) broker-dealers, financial advisers and other institutions ("Service Organizations") for shareholder liaison services, which means personal services for shareholders and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (b) Service Organizations for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of shares of the Portfolio; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their position in shares of the Portfolio; (iv) processing dividend payments; (v) providing sub-accounting services for shares of the Portfolio held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and
(vii) receiving, translating and transmitting proxies executed by beneficial owners.

          Under the Plan, payments by the Fund to a Service Organization for shareholder liaison services and/or administrative support services may not exceed the annual rates of .25% and .50%, respectively, of the average daily net assets attributable to the Portfolio's outstanding shares which are owned of record or beneficially by that Service Organization's customers for whom the Service Organization is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, the Fund intends to limit the Portfolio's payments for shareholder liaison and administrative support services under the Plan to an aggregate fee of not more than .67% (on an annualized basis) of the average daily net asset value of shares owned of record or beneficially by customers of Service Organizations.

          The servicing agreements adopted under the Shareholder Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation (which may include affiliates of the Adviser and Sub-Adviser) to perform certain services, including providing shareholder liaison services and/or administrative support services with respect to the beneficial owners of shares of the Portfolio, such as those described above.

          Under the Servicing Agreements and upon notice to the Fund, a Service Organization may subcontract with one or more entities for the performance of certain services provided under its Servicing Agreement with the Fund. Such Service Organization shall be as fully responsible to the Fund for the acts or omissions of any subcontractor as it would be for its own acts or omissions. The fees payable to any sub-contractor are paid by the Service Organization out of the fees it receives from the Fund.

          The Fund understands that Service Organizations providing such services may also charge fees to their customers beneficially owing shares of the Portfolio. These fees would be in addition to any amounts which may be received by such a Service Organization under its Servicing Agreement with the Fund. The Fund's Servicing Agreements require a Service Organization to disclose to its customers any compensation payable to the Service Organization by the Portfolio and any other compensation payable by its customers in connection with their investment in shares of the Portfolio. Customers of such a Service Organization receiving servicing fees should read the Portfolio's Prospectus and this Statement of Additional Information in light of the terms governing their accounts with their Service Organization.

          The Board of Directors has approved the Plan and its respective arrangements with Service Organizations based on information provided by the Fund's service contractors that there is a reasonable likelihood that the Plan and arrangements will benefit the Portfolio and its shareholders. Pursuant to the Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts of servicing fees expended pursuant to the Plan and the purposes for which the expenditures were made. Any material amendment to the Plan or arrangements with Service Organizations must be approved by a majority of the Board of Directors.

Custodian and Transfer Agent

          Mercantile Trust Company National Association, an indirect wholly-owned subsidiary of Firstar Corporation, with principal offices located at One Mercantile Center, 8/th/ and Locust Streets, St. Louis, Missouri 63101, serves as custodian of the Portfolio's assets. BISYS Fund Services Ohio, Inc. also serves as the Portfolio's transfer agent and dividend disbursing agent. Its address is 3435 Stelzer Road, Columbus, Ohio 43219.

Regulatory Matters

          Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Portfolio. Such banking laws and regulations do not prohibit such a holding company or affiliate, or banks, from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Mercantile Trust Company National Association, the Adviser, Service Organizations that are banks or bank affiliates, and broker-dealers that are bank affiliates are subject to such laws and regulations, but believe they may perform the services for the Portfolio contemplated by their respective agreements, the Prospectus and this Statement of Additional Information without violating applicable banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

          Should future legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Portfolio and the shareholders, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is not expected that investors would suffer any adverse financial consequences as a result of any of these occurrences.

          If current restrictions preventing a bank from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, Mercantile Trust Company National Association, or an affiliate of Mercantile Trust Company National Association, would consider the possibility of offering to perform additional services for the Portfolio. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Mercantile Trust Company National Association, or such an affiliate, might offer to provide such services.

          Conflict of interest restrictions may apply to the receipt of compensation paid pursuant to a Servicing Agreement by the Portfolio to a financial intermediary in connection with the investment of fiduciary funds in the Portfolio. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.

Expenses

          Except as noted above, the Fund's service contractors bear all expenses in connection with the performance of their services. Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to the Adviser and Administrator, transfer agency fees, fees and expenses of officers and directors who are not affiliated with the Adviser or the Distributor, taxes, interest, legal fees, custodian fees, auditing fees, shareholder servicing fees, certain fees and expenses in registering and qualifying the Portfolio and its shares for distribution under federal and state securities laws, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and directors' and officers' liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by the Adviser, Sub-Adviser, Distributor or Administrator under their respective agreements with the Fund. The Fund also pays for brokerage fees, commissions and other transaction charges, if any, in connection with the purchase and sale of portfolio securities. Any general expenses of the Fund that are not readily identifiable as belonging to a particular portfolio will be allocated among all portfolios by or under the direction of the Board of Directors in a manner the Board determines to be fair and equitable.

                             INDEPENDENT AUDITORS

          KPMG LLP, certified public accountants, with offices at Two Nationwide Plaza, Columbus, Ohio 43215, serves as independent auditors for the Fund. KPMG LLP has been engaged to perform an annual audit of the Fund's financial statements. Reports of its activities are provided to the Fund's Board of Directors.

                                    COUNSEL

          Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of the Fund, is a partner), One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Fund and will pass upon certain legal matters on its behalf.

                                 MISCELLANEOUS

          As of August 27, 1999, Pershing, as Agent-Omnibus Account, One Pershing Plaza, Jersey City, NJ 07399-0002, held of record 97.54% of the Portfolio's outstanding shares as fiduciary or agent on behalf of its customers.

          On the basis of information received from these institutions, the Fund believes that substantially all of the shares owned of record were also beneficially owned by these institutions because they possessed or shared voting or investment power with respect to such shares on behalf of their underlying accounts.

                             FINANCIAL STATEMENTS

          The Portfolio's Semi-Annual Report to Shareholders dated May 31, 1999 has been filed with the Securities and Exchange Commission. The financial statements in such Semi-Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements included in such Semi-Annual Report have not been audited.

                                  APPENDIX A
                                  ----------

Commercial Paper Ratings
------------------------

          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.

          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.

          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          Obligations are rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - An obligation rated "BB" is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - An obligation rated "B" is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

          The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than is the case for higher ratings.

          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          "B" - Bonds are considered highly speculative. these ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          "CCC," "CC," and "C" - Bonds have high default risk. Default is a real possibility and capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

          "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential of amounts outstanding on any securities involved, and "D" represents the lowest potential for recovery.

          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

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Municipal Note Ratings
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

          "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.


          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

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